Exhibit 24
HUTCHINSON TECHNOLOGY INCORPORATED
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN, JOHN A. INGLEMAN, RICHARD J. PENN AND RUTH N. BAUER, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of January, 2006.

/s/ Wayne M. Fortun
Wayne M. Fortun

HUTCHINSON TECHNOLOGY INCORPORATED
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN, JOHN A. INGLEMAN, RICHARD J. PENN AND RUTH N. BAUER, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of January, 2006.

/s/ Jeffrey W. Green
Jeffrey W. Green

HUTCHINSON TECHNOLOGY INCORPORATED
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN, JOHN A. INGLEMAN, RICHARD J. PENN AND RUTH N. BAUER, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of January, 2006.

/s/ W. Thomas Brunberg
W. Thomas Brunberg

HUTCHINSON TECHNOLOGY INCORPORATED
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN, JOHN A. INGLEMAN, RICHARD J. PENN AND RUTH N. BAUER, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of January, 2006.

/s/ Archibald Cox, Jr.
Archibald Cox, Jr.

HUTCHINSON TECHNOLOGY INCORPORATED
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN, JOHN A. INGLEMAN, RICHARD J. PENN AND RUTH N. BAUER, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of January, 2006.

/s/ Russell Huffer
Russell Huffer

HUTCHINSON TECHNOLOGY INCORPORATED
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN, JOHN A. INGLEMAN, RICHARD J. PENN AND RUTH N. BAUER, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of January, 2006.

/s/ R. Frederick McCoy, Jr.
R. Frederick McCoy, Jr.

HUTCHINSON TECHNOLOGY INCORPORATED
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN, JOHN A. INGLEMAN, RICHARD J. PENN AND RUTH N. BAUER, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of January, 2006.

/s/ William T. Monahan
William T. Monahan

HUTCHINSON TECHNOLOGY INCORPORATED
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN, JOHN A. INGLEMAN, RICHARD J. PENN AND RUTH N. BAUER, and each or any of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt and equity securities, of said Company, and other securities related thereto (all of the foregoing being referred to in this Power of Attorney as “Securities”), proposed to be sold by said Company from time to time, and/or proposed to be registered by the Company for re-sale and/or exchange on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of January, 2006.

/s/ Richard B. Solum
Richard B. Solum